Exhibit 4.4

NUMBER	SHARES

Legend Oil and Gas, Ltd.

2,300,000 Convertible Preferred Shares – Par Value $0.001 per Share

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

This certifies that                                                                                                                                                                                is the

registered holder of                                                                                                                                                                                  shares of the above Corporation, fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate seal to be hereunto affixed

this      day of              A.D. 2011.

President	Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust.) (Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act (State)

Additional abbreviations may also be used though not in the above list.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR

WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER

For value received,                          hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                              Shares of              Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint                                  Attorney, to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated 20	Signature: X

Signature: X

Signature Guaranteed:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE PFACE OF THE CERTIICATE ON EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD GURANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GURANTEE MEDALLION PROGRAM, URSUANT TO S.E.C. RULE 17Ad-15.

The shares registered by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as the term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.